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                                  EXHIBIT 4(e)
                                  ------------

                      Code of Regulations of the Registrant
                 (incorporated by reference to the Registrant's
                     Annual Report on Form 10-K for the year
                   ended December 31, 1996, as filed with the
                          Commission on March 31, 1997;
                            see Exhibit 3(B) therein)